THE LAZARD FUNDS, INC.

Lazard US Realty Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

By supplement dated October 25, 2019 (the "October Supplement"), it was announced that the Board of Directors (the "Board") of Lazard US Realty Equity Portfolio (the "Portfolio") had approved the temporary postponement of liquidation of the Portfolio (previously announced to be liquidated on or about October 31, 2019) while other potential options were being considered. The October Supplement further stated that the Board anticipated that an announcement regarding next steps would be made no later than November 29, 2019.

In light of ongoing discussions regarding potential options for the Portfolio other than liquidation, the Board has approved an extension of the temporary postponement of liquidation of the Portfolio beyond November 29, 2019. The Board anticipates that an announcement that the liquidation will proceed, or that another option will be, or continues to actively be, pursued, will be made no later than January 31, 2020.

Dated:  November 22, 2019